UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 1, 2004

HOLLYWOOD MEDIA CORP.

(Exact name of registrant as specified in its charter)

Florida	0-22908	65-0385686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2255 Glades Road, Suite 221A, Boca Raton, Florida 33431

(Address of Principal Executive Office) (Zip Code)

(561) 998-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Item 5.     Other Events and Regulation FD Disclosure.

The Registrant, Hollywood Media Corp., reports that on July 2, 2004 it issued a press release announcing that it consummated its acquisition of Studio Systems, Inc. in a transaction that closed on July 1, 2004. The press release is filed as Exhibit 99 to this report on Form 8-K and is incorporated by reference herein.

Item 7.     Financial Statements and Exhibits.

(c)

Exhibits.

The following exhibit is furnished in connection with the disclosure pursuant to Item 5 of this Form 8-K.

Exhibit No.	Description

99	Press Release of Hollywood Media Corp. dated July 2, 2004 (Hollywood Media Corp. Announces Completion of Acquisition of Studio Systems, Inc.).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOLLYWOOD MEDIA CORP.

Date: July 2, 2004	By:	/s/ MITCHELL RUBENSTEIN
Mitchell Rubenstein Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99	Press Release of Hollywood Media Corp. dated July 2, 2004 (Hollywood Media Corp. Announces Completion of Acquisition of Studio Systems, Inc.).